Exhibit 99.1

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Billings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
7.501 - 8.000	3	195,524.93	0.52	7.992	630	100.00
8.001 - 8.500	2	62,038.80	0.17	8.290	654	100.00
8.501 - 9.000	76	4,411,469.67	11.75	8.891	645	99.34
9.001 - 9.500	62	3,601,783.66	9.59	9.363	630	98.90
9.501 - 10.000	223	11,244,480.06	29.95	9.963	628	99.46
10.001 - 10.500	114	5,774,572.25	15.38	10.416	617	98.62
10.501 - 11.000	119	6,345,337.49	16.90	10.780	619	99.51
11.001 - 11.500	21	1,173,695.64	3.13	11.396	618	99.39
11.501 - 12.000	85	4,387,722.28	11.69	11.932	609	99.56
12.001 - 12.500	4	190,274.02	0.51	12.170	625	100.00
12.501 - 13.000	2	158,699.01	0.42	12.921	616	100.00

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Min: 7.990
Max: 13.000
Weighted Average: 10.273

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	391	12,925,518.99	34.43	10.300	617	99.52
50,000.01 - 100,000.00	269	18,659,925.06	49.70	10.295	626	99.09
100,000.01 - 150,000.00	50	5,772,419.03	15.37	10.156	633	99.40
150,000.01 - 200,000.00	1	187,734.73	0.50	9.750	652	100.00

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Min: $ 14,954.03
Max: $ 187,734.73
Average: $ 52,806.75

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Fixed - Balloon 30/15	542	28,806,357.98	76.72	10.228	624	99.38
Fixed 20 yr	162	8,342,771.40	22.22	10.452	623	99.03
Fixed 30 yr	5	274,305.14	0.73	9.773	629	97.05
Fixed 15 yr	1	75,405.68	0.20	9.237	666	100.00
Fixed - Balloon 20/15	1	46,757.61	0.12	10.500	664	100.00

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	168	8,692,482.22	23.15	10.420	624	98.97
Fixed Balloon	543	28,853,115.59	76.85	10.229	625	99.38

Total:	711	37,545,597.81	100.00	10.273	624	99.29

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.01 - 15.00	2	73,187.52	0.19	9.436	593	92.91
15.01 - 20.00	4	123,092.20	0.33	9.807	617	100.00
20.01 - 25.00	20	799,708.92	2.13	9.840	634	99.20
25.01 - 30.00	35	1,543,250.91	4.11	9.857	621	99.71
30.01 - 35.00	69	2,953,617.73	7.87	10.136	624	99.44
35.01 - 40.00	115	5,679,550.81	15.13	10.276	624	98.73
40.01 - 45.00	184	9,768,279.91	26.02	10.217	627	99.37
45.01 - 50.00	275	16,193,672.92	43.13	10.412	624	99.40
50.01 - 55.00	7	411,236.89	1.10	9.769	603	99.34

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Min: 11.00
Max: 55.00
Weighted Average: 42.70

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2	232	12,249,266.40	32.63	10.105	627	99.30
3	399	21,288,895.96	56.70	10.360	623	99.38
4	58	2,872,559.17	7.65	10.186	623	98.74
5	15	739,496.77	1.97	10.918	625	99.63
6	5	246,663.42	0.66	10.000	643	100.00
8	2	148,716.09	0.40	10.552	607	92.59

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Min: 2
Max: 8
Weighted Average: 3

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2	711	37,545,597.81	100.00	10.273	624	99.29

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
75.01 - 80.00	1	60,901.76	0.16	10.500	646	76.25
85.01 - 90.00	21	1,081,156.61	2.88	10.064	617	89.12
90.01 - 95.00	29	1,879,679.81	5.01	10.198	628	94.46
95.01 - 100.00	660	34,523,859.63	91.95	10.283	624	99.91

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Min: 76.25
Max: 100.00
Weighted Average: 99.29

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
580 - 599	134	5,538,915.48	14.75	10.370	591	99.20
600 - 619	232	11,512,573.49	30.66	10.938	609	99.45
620 - 639	162	9,463,906.16	25.21	10.021	630	98.93
640 - 659	142	8,437,805.00	22.47	9.862	649	99.38
660 - 679	41	2,592,397.68	6.90	9.372	663	99.77

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Min: 580
Max: 666
NZ Weighted Average: 624

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	558	27,970,777.50	74.50	10.354	625	99.72
Rate/Term Refinance	127	7,742,502.87	20.62	10.030	622	97.90
Cashout Refinance	26	1,832,317.44	4.88	10.064	621	98.56

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	635	33,340,797.63	88.80	10.255	624	99.33
Condo	50	2,489,131.66	6.63	10.220	625	99.63
Duplex	26	1,715,668.52	4.57	10.702	634	97.91

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	347	19,298,936.57	51.40	10.693	630	99.32
Full	364	18,246,661.24	48.60	9.829	618	99.25

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	711	37,545,597.81	100.00	10.273	624	99.29

Total:	711	37,545,597.81	100.00	10.273	624	99.29

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	5	228,911.64	0.61	10.322	639	98.59
California	104	8,696,360.25	23.16	10.179	629	99.11
Colorado	2	73,154.75	0.19	9.643	587	100.00
Connecticut	6	316,956.96	0.84	10.436	621	100.00
Florida	182	9,549,965.19	25.44	10.157	625	99.52
Georgia	49	2,108,850.05	5.62	10.548	620	99.71
Idaho	1	28,467.12	0.08	9.250	660	100.00
Indiana	4	106,580.86	0.28	10.819	606	100.00
Kansas	4	137,021.05	0.36	9.734	629	97.93
Louisiana	1	23,662.05	0.06	9.350	636	100.00
Maryland	17	989,120.42	2.63	10.288	622	97.50
Massachusetts	12	948,198.18	2.53	10.167	625	98.07
Michigan	7	293,116.96	0.78	10.414	616	99.99
Minnesota	1	112,194.37	0.30	7.990	650	100.00
Mississippi	2	93,097.48	0.25	11.531	620	100.00
Missouri	5	193,971.58	0.52	10.050	616	100.00
Nevada	7	396,001.36	1.05	9.885	618	100.00
New Hampshire	1	63,131.77	0.17	11.000	637	100.00
New Jersey	18	1,279,492.80	3.41	10.427	633	99.02
New York	35	2,689,723.05	7.16	10.656	628	98.85
North Carolina	21	766,611.98	2.04	10.459	610	99.73
Ohio	17	561,203.20	1.49	10.482	623	100.00
Oklahoma	18	607,345.71	1.62	9.749	626	100.00
Oregon	7	325,572.44	0.87	10.620	618	100.00
Pennsylvania	5	163,457.89	0.44	11.397	607	99.59
Rhode Island	9	503,914.73	1.34	11.049	621	99.22
South Carolina	13	414,931.62	1.11	10.948	615	99.98
Tennessee	7	212,338.52	0.57	9.557	608	100.00
Texas	114	3,554,351.89	9.47	10.205	617	99.88
Utah	5	238,706.19	0.64	9.875	607	98.02
Virginia	17	1,029,474.28	2.74	10.702	623	97.73
Washington	13	765,855.98	2.04	9.952	632	99.32
Wisconsin	1	46,405.56	0.12	7.990	582	100.00
Wyoming	1	27,449.93	0.07	9.850	583	100.00

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	299	12,922,835.84	34.42	10.375	620	99.20
12	39	2,883,725.89	7.68	10.580	629	98.79
24	183	10,012,539.25	26.67	10.127	626	99.47
36	190	11,726,496.83	31.23	10.209	627	99.35

Total:	711	37,545,597.81	100.00	10.273	624	99.29

Loans with Penalty: 65.58

Margin (%) - ARM Only

ARM Only

ARM Only

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

ARM Only

ARM Only

ARM Only

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.